SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2001


                       Arch Wireless Communications, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   033-72646              31-1236804
--------------------------------   ---------------   ---------------------------
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
        of Incorporation)            File Numbers)        Identification No.)

            1800 West Park Drive, Suite 250
                     Westborough, MA                               01581
--------------------------------------------------------    --------------------
       (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On November 9, 2001, certain holders of 12-3/4% Senior Notes due 2007 of Arch Wireless Communications, Inc. (the "Registrant"), a wholly owned subsidiary of Arch Wireless, Inc. ("Arch"), commenced an involuntary proceeding under Chapter 11 of the U.S. Bankruptcy Code against the Registrant. The petition requesting an order for relief under Chapter 11 was filed in United States District Court, District of Massachusetts, where the case is now pending. The Registrant has until December 10, 2001 to respond to the filing of this involuntary proceeding and is currently evaluating its legal options.

         A copy of the press release issued by Arch on November 9, 2001 relating to the involuntary Chapter 11 petition filed against the Registrant is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

         Exhibit No.      Description
         -----------      -----------

              99.1 Press release, dated November 9, 2001, announcing the filing of an involuntary Chapter 11 petition against Arch Wireless Communications, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 26, 2001            ARCH WIRELESS COMMUNICATIONS, INC.


                                    By:  /s/ J. Roy Pottle
                                        -------------------
                                    Name:   J. Roy Pottle
                                    Title:  Executive Vice President and Chief
                                            Financial Officer








                                  EXHIBIT INDEX


         Exhibit No.      Description
         -----------      -----------

              99.1 Press release, dated November 9, 2001, announcing the filing of an involuntary Chapter 11 petition against Arch Wireless Communications, Inc.